UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2015

1347 PROPERTY INSURANCE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36366	46-1119100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1511 N. Westshore Blvd., Suite 870, Tampa, FL 33607

(Address of principal executive offices, including Zip Code)

(855) 862-0436

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 14, 2015, 1347 Property Insurance Holdings, Inc. (the “Company”) announced its earnings results for the first quarter ended March 31, 2015. Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s earnings results.

Item 8.01 Other Events.

On May 13, 2015, the Company was notified by the Texas Department of Insurance (“TDI”) that a Certificate of Authority (“COA”) has been granted to its insurance subsidiary, Maison Insurance Company (“Maison”). The COA is conditioned upon certain restrictions and requirements as outlined by the TDI, including the pledge of various securities totaling $2 million, which Maison deposited with the State of Texas on May 12, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	First Quarter 2015 Earnings Release dated May 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2015

1347 PROPERTY INSURANCE HOLDINGS, INC.

By:	/s/ Douglas N. Raucy
Douglas N. Raucy
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit	Description
99.1	First Quarter 2015 Earnings Release dated May 14, 2015.